our strategy

OPERATE

SERVE

GROW

our values

CenterPoint. Energy

May 11 th , 2015 First Quarter 2015 Earnings Call • Strong Customer Growth • Key Regulatory Filings • Guidance Reaffirmed Exhibit 99.2

investors.centerpointenergy.com

Cautionary Statement
Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include but are not limited to the timing and impact of future regulatory, legislative and IRS decisions, financial market conditions, future market conditions, economic and employment conditions, customer growth and other factors described in CenterPoint Energy, Inc.’s Form 10-K for the period ended December 31, 2014 under “Risk Factors” and “Management’s
Discussion and Analysis of Financial Condition and Results of Operations - Certain Factors Affecting Future Earnings,” in CenterPoint Energy, Inc.’s Form 10-Q for the
quarter ended March 31, 2015 under “Cautionary Statement Regarding Forward-Looking Information,” “Risk Factors” and “Management’s Discussion and Analysis of
Financial Condition and Results of Operations of CenterPoint Energy, Inc. and Subsidiaries” and in other filings with the SEC by CenterPoint Energy, which can be found at www.centerpointenergy.com
on the Investor Relations page or on the SEC’s website at www.sec.gov.
This presentation contains statements concerning our expectations, beliefs, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements that are not historical facts.  These statements are “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. You should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or implied by these statements.  You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,”
“forecast,” “goal,”  “intend,”  “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “will,” or other similar words.  The absence of these words, however, does not mean that the statements are not forward-looking.
We have based our forward-looking statements on our management's beliefs and assumptions based on information currently available to our management at the time the statements are made.  We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results.  Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements.
This presentation contains time sensitive information that is accurate as of the date hereof.  Some of the information in this presentation in unaudited and may be subject to change.  We undertake no obligation to update the information presented herein except as required by law.
Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investors page of our website.  In the future, we will continue to use these channels to distribute material information about the Company and to communicate important information about the Company, key personnel, corporate initiatives, regulatory updates and other matters.  Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our Company to review the information we post on our website.
Use of Non-GAAP Financial Measures
In addition to presenting its financial results in accordance with generally accepted accounting principles (“GAAP”), CenterPoint Energy also provides guidance based on adjusted diluted earnings per share, which is a non-GAAP financial measure.  Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure.  A full reconciliation of net income and diluted earnings per share to the basis used in providing guidance is provided in this presentation on slide 16.
Management evaluates financial performance in part based on adjusted diluted earnings per share and believes that presenting this non-GAAP financial measure enhances an investor’s understanding of CenterPoint Energy’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods by excluding items that Management does not believe most accurately reflect its fundamental business performance, which items include the items reflected in the reconciliation table on page 16 of this presentation.  This non-GAAP financial measure should be considered as a supplement and complement to, and not as a substitute for, or superior to, the most directly comparable GAAP financial measure and may be different than non-GAAP financial measures used by other companies.

ND
MN
WI
MI
SD
★ Minneapolis
IA
NE
IL
IN
OH
PA
NJ
MD
DE
WV
VA
CO
KS
MO
KY
NC
TN
OK
★ Little Rock
AR
MS
AL
GA
SC
LA
TX
★ Houston
FL
Electric Transmission & Distribution
Natural Gas Distribution
Energy Services

investors.centerpointenergy.com 3 Scott Prochazka – President and CEO Earnings Call Discussion Highlights First Quarter Results Utility Earnings Enable Midstream Houston Economy

investors.centerpointenergy.com

First Quarter 2015 Highlights
GAAP EPS
Q1 2015 vs Q1 2014 Drivers
(EPS on a Guidance Basis)
Rate Relief
Customer Growth
Enable
EPS on a Guidance Basis
2015 Utility Operations EPS on a Guidance Basis vs 2014 Baseline
Weather Impact
Interest Expense
Favorable Variance  Unfavorable Variance
Note:  Refer to slides 14 and 15 for reconciliation to baseline
Equity Return
related to True-up
$0.22
$0.21
2015 Q1 2014 Baseline
$0.22
$0.27
$0.08
$0.13
2015 2014
$0.22
$0.30
$0.08
$0.13
2015 2014
$0.30
$0.30
$0.40
$0.43

investors.centerpointenergy.com

Tracy Bridge – EVP & President, Electric Division
Earnings Call Discussion Highlights
Electric Results
Customer Growth
Brazos Valley Connection
Regulatory Update
Intelligent Grid
Construction of high voltage transmission infrastructure

Residential Customers / Houston Employment
WTI (2010 $)
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

investors.centerpointenergy.com
Houston Electric:  Residential Electric Customers and Houston
Employment vs West Texas Intermediate (WTI)
Houston Electric:
Over 2% annual customer growth since 1980
Over 2.4% residential customer growth in 2014
2% annualized customer growth - 1 quarter of 2015
Sources:  ¹
Company Provided
2
Texas Workforce Commission (Houston, Sugarland, Woodlands Metro)
3
Energy Information Administration
$10
$20
$30
$40
$50
$60
$70
$80
$90
$100
$110
$120
$130
$140
500,000
1,000,000
1,500,000
2,000,000
2,500,000
3,000,000

Residential Customers
1
Employment
2
WTI-Real Dollars (2010=100)
3
st

CenterPoint® Energy

DALLAS
FT. WORTH
20
45
LIMESTONE SUBSTATION
35
GIBBONS CREEK SUBSTATION
GRIMES COUNTY
45
AUSTIN
WALLER COUNTY
ZENITH SUBSTATION
10
HOUSTON
HARRIS COUNTY
45

investors.centerpointenergy.com

Houston Electric:  Brazos Valley Connection
Project Cost Estimate: $276 to $383 million, depending
on route selection and other variables
PUC Docket #: 44547
Project Timeline:
Action Estimated Timeframe
CCN Filed April 24, 2015
PUC Proceeding Second/Third Quarters 2015
PUC Decision Fourth Quarter 2015
Project Construction 2016 – 2018
Project Completion Mid-2018

investors.centerpointenergy.com
Houston Electric:  Distribution Cost Recovery Factor (DCRF)
DCRF Equation (how it works)
DCRF Revenue Requirement
Revenue requirement associated with eligible
distribution capital since last rate case
Growth Adjustment
Revenue adjustment associated with growth in
customer count and usage since last rate case
DCRF Revenue Increase
Annualized revenue increase in the amount
shown below
Houston Electric April 6
th
, 2015 DCRF Filing
Docket Number 44572
Annualized Revenue Increase Amount $16.7 MM
Scheduled Hearing June 15
th
Final Decision Anticipated during Q3 2015
Requested Effective Date September 1
st

CenterPoint Energy

INTELLIGENT GRID STATISTICS

AS OF 03.01 2015

INFRASTRUCTURE DEPLOYED

- Advanced Meters 2,338,767
- IG Switching Devices 771
- Cell Relays 5,909
- Take-Out Points 181
- Substations automated 31

SMART METER STATS

- Interval read rate 99.8%
- Remote service orders 11,183,908
- Service order rate 98.7%

CUSTOMER COMMUNICATION

- In-Home Displays 4,729
- Power Alert enrollees 399,257

RELIABILITY IMPACT

- Customers restored without phone call 1,187,814
- Outage minutes saved 102.93 million
- Reliability improvement 22%

ENVIRONMENTAL IMPACT

- Fuel saved 1,050,169 gallons
- CO_2 Emissions avoided >9,333 tons

investors.centerpointenergy.com
Houston Electric:  Realization of Intelligent Grid Benefits
Customer Satisfaction, Cost Control and Carbon Reduction

Absence of generation assets significantly reduces
CenterPoint’s carbon footprint compared to
integrated utilities
One of the first large scale
Smart Meter deployments in the
U.S.
Eliminated need for over 8
million truck rolls since 2009
Intelligent Grid initiative enhances
reliability
28% Reliability improvement in 2014
These efforts strengthen the tie between the
customer and the utility
1
Since 2011
1

investors.centerpointenergy.com

Joe McGoldrick – EVP & President, Gas Division
Earnings Call Discussion Highlights
Gas Operations Results
Weather Impacts
Regulatory Update
Energy Services Results
Using horizontal directional drilling to construct and install a new pipeline under the bed of the Arkansas River

investors.centerpointenergy.com
Natural Gas Utilities:  Regulatory Updates
Jurisdiction – Mechanism
Expected
Effective Date
Requested
Increase - $MM
Comments
Oklahoma – PBRC
3Q 2015
$0.9
Mississippi – RRA
3Q 2015
$2.5
South Texas – GRIP
3Q 2015
$4.2
Beaumont/East TX – GRIP
3Q 2015
$5.9
TX Coast – Rate Case
4Q 2015
$6.8
Included a rate base of $132.3
million and a ROE of 10.25%
PBRC – Performance Based Rate Change; GRIP – Gas Reliability Infrastructure Program; RRA – Rate Regulation Adjustment

Jurisdiction
Expected
Filing Date
Comments
Minnesota
3Q 2015 Interim rates expected in 4Q 2015
Arkansas 4Q 2015 Must file to utilize AR Act 725
Filings YTD
Upcoming General Rate Case Filings

investors.centerpointenergy.com
Natural Gas Utilities:  Arkansas Formula Rate Plan

Arkansas Act 725 Highlights
•
The utility may elect to:
•
Have rates regulated  under an annual
formula rate review mechanism
•
Utilize a forward test year
•
Rates adjusted annually to restore revenues to
the target ROE when earned ROE is above or
below target by more than 50 bps

investors.centerpointenergy.com 13 Bill Rogers – EVP & CFO Earnings Call Discussion Highlights Quarterly Drivers Strong Cash Flow Financing Plan Guidance Reaffirmed Dividend Declaration

$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$-
$0.27
$(0.05)
$(0.01)
$0.21
2014 Q1 Utility Operations on a guidance basis
Q1 2014 Impact due to Weather vs. Normal
2014-2015 Equity Return variance primarily from True-up Proceeds
2014 Q1 Utility Operations Baseline

investors.centerpointenergy.com

Q1 EPS Normalization
GAAP to Guidance Basis to Baseline
Note:  Please refer to slide 16 for the full reconciliation table and slide 2 for information on non-GAAP measures
Quarter Ended Quarter Ended
March 31, 2015 March 31, 2014
Net Income ($MM) EPS Net Income ($MM) EPS
Consolidated as reported 131 $                                   0.30 $                185 $                                   0.43 $
Midstream Investments as reported (33) (0.08) $              (57) (0.13) $
Utility Operations
(1)
as reported 98 $                                     0.22 $                128 $                                   0.30 $
Per the basis used in providing earnings guidance:
Utility Operations on a guidance basis
96 0.22 $                117 0.27 $
Midstream Investments 33 0.08 $                57 0.13 $
Consolidated on a guidance basis
129 $                                   0.30 $                174 $                                   0.40 $
(1)
CenterPoint earnings excluding Midstream Investments

$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$-
$0.21
$0.03
($0.01)
($0.01)
$0.22
2014 Q1 Utility Operations Baseline
Customer Growth and Rate Relief
Interest Expense
Other
2015 Q1 Utility Operations on a guidance basis

investors.centerpointenergy.com

2014 Q1 Baseline EPS to 2015 Q1 EPS on a Guidance Basis
Note:  Please refer to slide 16 for the full reconciliation table and slide 2 for information on non-GAAP measures
1. Other includes primarily higher depreciation expense, lower right of way revenue, higher O&M
Quarter Ended Quarter Ended
March 31, 2015 March 31, 2014
Net Income ($MM) EPS Net Income ($MM) EPS
Consolidated as reported 131 $                                   0.30 $                185 $                                   0.43 $
Midstream Investments as reported (33) (0.08) $              (57) (0.13) $
Utility Operations
(1)
as reported 98 $                                     0.22 $                128 $                                   0.30 $
Per the basis used in providing earnings guidance:
Utility Operations on a guidance basis 96
$   0.22
117 0.27 $
Midstream Investments 33 0.08 $                57 0.13 $
Consolidated on a guidance basis
129 $                                   0.30 $                174 $                                   0.40 $
(1)
CenterPoint earnings excluding Midstream Investments
1

investors.centerpointenergy.com

Reconciliation:  Net Income and diluted EPS to the Basis Used in Providing Annual Earnings Guidance
($MM)
($MM)
Note:  For information on non-GAAP measures, please refer to slide 2
Quarter Ended Quarter Ended
March 31, 2015 March 31, 2014
Net Income EPS Net Income EPS
Consolidated as reported 131 $                                   0.30 $                185 $                                   0.43 $
Midstream Investments as reported (33) (0.08) $              (57) (0.13) $
Utility Operations
(1)
as reported 98 $                                     0.22 $                128 $                                   0.30 $
Timing effects impacting CES
(2)
:
Mark-to-market (gain) losses 3 0.01 $                (2) (0.01) $
ZENS-related mark-to-market (gains) losses:
Marketable securities
(3)
11 0.03 $                19 0.04 $
Indexed debt securities (16) (0.04) $              (28) (0.06) $
Utility operations earnings on an adjusted guidance basis
96 $                                     0.22 $                117 $                                   0.27 $
Per the basis used in providing earnings guidance:
Utility Operations on a guidance basis 96 0.22 $                117 0.27 $
Midstream Investments 33 0.08 $                57 0.13 $
Consolidated on a guidance basis
129 $                                   0.30 $                174 $                                   0.40 $
(1)
CenterPoint earnings excluding Midstream Investments
(2)
Energy Services segment
(3)
Time Warner Inc., Time Warner Cable Inc., Time Inc. and AOL Inc.